OTHER NON-OPERATING GAIN / (LOSS)	12 Months Ended
Dec. 31, 2021
Other Non-Operating Gain (Loss)
OTHER NON-OPERATING GAIN / (LOSS)	OTHER NON-OPERATING GAIN / (LOSS)
Other non-operating gains / (losses) consisted of the following for the years ended December 31:

	2021	2020	2019

Ineffective portion of hedging activities	3	15	20
Change of fair value of other derivatives	(4)	6	(17)
Gain /(loss) from money market funds	7	12	21
Loss from early debt redemption	—	—	—
Other gains / (losses)	28	78	(3)
Other non-operating gain / (loss), net	34	111	21

Included in ‘Other gains / (losses)' in 2021 a gain of US$21 relating to the fair value adjustment of Shop-up and a US$3 write off of certain payables.

Included in ‘Other gains / (losses)' in 2020 is a gain of US$41 relating to the revaluation of contingent consideration liability, as well as a gain of US$41 relating to the settlement in connection with the dispute concerning the sale of Telecel Globe Limited.